THE GABELLI MATHERS FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2002

                                                               [GRAPHIC OMITTED]
                                                                HENRY VAN DER EB
                                                        HENRY G. VAN DER EB, CFA

TO OUR SHAREHOLDERS,

      The U.S. economy bounced off its third quarter 2001 recession lows with real GDP increasing at an annual rate of 1.7% in the fourth quarter, followed by a surprising preliminary rise of 5.8% in the first quarter of 2002. These gains were generated primarily by the pro-growth, lagged impact of last year's unprecedented reductions in short-term interest rates, lower energy prices, tax cuts, and increased Federal spending. Growth for the rest of 2002 is likely to decelerate sharply as the effects of monetary and fiscal stimulus, zero percent car loans and mortgage refinancing fade, while the drag of higher oil prices and excessive corporate and consumer debt weaken final demand.

      The stock market continues its red-flag warning of more economic problems ahead by remaining significantly below its level on January 2, 2001, the day before the Fed began the most aggressive easing cycle on record. History shows that the U.S. economy is unlikely to sustain a recovery unless stocks continue to rise. When recessions are ending, stock prices typically surge in anticipation of higher corporate profits. Since its September 21, 2001 low, the S&P 500 has rallied only 12% compared to the 36% seven month average gain of the last four economic recoveries. This underperformance likely indicates a below average rebound in future corporate revenues and profits, which makes the stock market very risky given the current level of overvaluation.

SHOWDOWN

      Economic and financial imbalances that cumulate during expansions are typically corrected during recessions. However, the intractable U.S. current account deficit remained just above 4% of GDP at $417 billion during the recession of 2001, and is projected to reach over 5% of GDP by next year. The International Monetary Fund recently stated that the outsized U.S. current account deficit is now a major risk to world economic growth; and a U.S. Federal Reserve study concluded that a current account deficit above 5% of GDP makes the U.S. dollar vulnerable to a 40% decline.

      The global stage is set for the first major U.S. dollar crisis since its 47% plunge from 1985 to 1987, which ended with sharply higher interest rates and the 1987 stock market crash. Other current risk factors for the dollar include relatively low short-term U.S. interest rates, doubts about the sustainability of the recovery, U.S. steel tariffs, and the relative underperformance of U.S. stocks.

INVESTMENT PERFORMANCE

      The stock market bubble topped out in March of 2000 for both the S&P 500 Index and the Nasdaq Composite. Viewed from this perspective, the table below compares total return performance numbers (all periods ending 3-31-02) for the Gabelli Mathers Fund and the S&P 500, and the Nasdaq, which excludes dividends. The two-year period marks the second anniversary since the bubble burst.

                               3 MONTHS     1 YEAR     2 YEARS     3 YEARS
                               --------     ------     -------     -------
      Gabelli Mathers Fund      (0.41)%      1.31%       7.33%      14.01%
      S&P 500 Index              0.23        0.21      (21.52)      (7.44)
      Nasdaq Composite          (5.39)       0.28      (59.65)     (25.03)

      Recent stock market volatility, as measured by the day-to-day change in closing prices, remains very high by historical standards. During the first quarter, the S&P 500 and Nasdaq had daily price changes of 1% or more 33% and 62% of the time, compared to their 16.2% (53 year) and 19.2% (30 year) medians, respectively. Comparable volatility data for 2001, 2000, and 1999 are 42%, 40%, and 37% respectively for the S&P 500 and 68%, 75%, and 58% for the Nasdaq.

      During this high-risk three-year period, the Gabelli Mathers Fund's conservative portfolio structure has kept its net asset value per share volatility relatively low, while earning a 14% return.

CONFIDENCE

      Investor confidence in the integrity of corporate America and trust in the fairness of the stock market have been severely shaken by a series of recent events. Those tangled in the complex conflicts of interest web include corporate boards and executives, independent auditors and the Financial Accounting Standards Board, sell-side security analysts and underwriters, lawyers, members of Congress, regulators, and financial TV shows.

      If our free-market capitalist system is to function fairly and efficiently over the long term, the interests of shareholders must be aligned with the interests of all participants. Full and accurate disclosure, transparent accounting and non-selective dissemination of information are essential.

      So far, the loss of investor confidence in the system has negatively impacted individual stocks far more than the market, but if it continues to erode, this psychological factor has the potential to drive stock prices significantly lower by simply inducing investors to put their money elsewhere.

                                                Sincerely,
                                            /S/ HENRY VAN DER EB
                                                HENRY G. VAN DER EB, CFA
                                                President and Portfolio Manager

April 29, 2002

TAX LOSS CARRYFORWARD OFFSETS CAPITAL GAINS

      The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2002, as was the case in 2001. Capital gains realized on investments in 2003 and future years are expected to be offset until the carryforward is either used up or expires. Consequently, there will be no taxable capital gains distributions until such time.

WWW.GABELLI.COM

      Please visit us on the Internet. The Gabelli home page at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

      The Fund's minimum initial investment is $1000 for regular and $250 for all retirement accounts, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through no-transaction fee programs at many major discount brokage firms.

              GROWTH OF $10,000 INVESTMENT IN GABELLI MATHERS FUND
                                LOGARITHMIC CHART

      [GRAPHIC OMITTED]
      EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
          '65        10,000        10,000
                     13,090        10,473
                     17,013        10,964
                     20,818        11,319
                     31,932        13,134
          '70        28,163        11,990
                     34,885        13,918
                     41,224        15,338
                     34,564        16,414
                     26,617        14,315
          '75        24,869        13,317
                     34,507        17,088
                     40,573        17,039
                     57,979        16,231
                     59,691        19,482
          '80        72,343        20,671
                    118,261        28,911
                     88,281        25,173
                    123,518        36,252
                    126,209        39,444
          '85       141,636        46,838
                    190,686        64,492
                    234,473        81,420
                    256,723        74,632
                    291,209        88,137
          '90       310,901       105,099
                    349,256       120,243
                    360,812       133,471
                    378,086       153,758
                    378,708       156,013
          '95       375,281       180,265
                    386,363       238,085
                    390,890       285,272
                    400,144       422,198
                    386,468       500,696
          '00       410,499       590,541
                    434,912       462,507
                    440,593       463,440


      AVERAGE ANNUAL TOTAL RETURNS (%)*
                                        1 YR      2 YRS     3 YRS       5 YRS      10 YRS     25 YRS     36 YRS **
                                        ----      -----     -----       -----      ------     ------     ---------
      GABELLI MATHERS FUND              1.31       3.60      4.47        2.42       2.02       10.01      10.88
      Standard & Poor's 500             0.21     (11.41)    (2.54)      10.17      13.26       14.13      11.04

      * All periods ended 3-31-02. Average annual total returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged index of stock market performance. ** From commencement of investment operations on August 19, 1965.


NOTE: The views expressed in this report reflect those of the Portfolio Manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions. The Standard & Poor's 500 and the Nasdaq Composite are unmanaged indicators of stock market performance.

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               MARKET
  SHARES                                                       VALUE
-----------                                                  -----------

             COMMON STOCKS -- 6.0%

             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
      1,000  Pennzoil-Quaker State Co. ..................... $    21,470
        500  TRW Inc. ......................................      25,735
                                                             -----------
                                                                  47,205
                                                             -----------
             BROADCASTING -- 0.0%
      1,000  Liberty Media Corp., Cl. A+ ...................      12,640
      1,000  Salem Communications Corp., Cl. A+ ............      23,700
                                                             -----------
                                                                  36,340
                                                             -----------
             CABLE -- 0.0%
      1,000  Cablevision Systems Corp., Cl. A+ .............      34,000
                                                             -----------

             COMPUTER SOFTWARE AND SERVICES -- 0.0%
      1,000  EarthLink Inc.+ ...............................      10,150
                                                             -----------

             CONSUMER PRODUCTS -- 0.1%
      1,000  Liqui-Box Corp. ...............................      66,600
                                                             -----------

             ENERGY AND UTILITIES: OIL -- 4.2%
    620,000  Petroleum Geo-Services ASA, ADR+ ..............   4,036,200
                                                             -----------

             FOOD AND BEVERAGE -- 1.1%
     45,000  Fleming Companies Inc. ........................   1,008,000
                                                             -----------

             METALS AND MINING -- 0.0%
      1,000  Peabody Energy Corp. ..........................      28,950
                                                             -----------

             SPECIALTY CHEMICALS -- 0.0%
      1,000  Great Lakes Chemical Corp. ....................      28,170
                                                             -----------

             TELECOMMUNICATIONS -- 0.5%
  2,150,000  NTL Inc.+ .....................................     430,000
                                                             -----------

             WIRELESS COMMUNICATIONS -- 0.0%
      1,000  AT&T Wireless Services Inc.+ ..................       8,950
                                                             -----------

             TOTAL COMMON STOCKS ...........................   5,734,565
                                                             -----------

  PRINCIPAL                                                    MARKET
   AMOUNT                                                      VALUE
  ---------                                                  -----------

             U.S. GOVERNMENT OBLIGATIONS -- 83.6%
$80,000,000  U.S. Treasury Bills, 1.760%++, 04/25/02 ....... $79,894,400
                                                             -----------

             REPURCHASE AGREEMENTS -- 10.8%
  2,500,000  State Street Bank & Trust Co., 1.750%,
              dated 03/28/02, due 04/01/02, proceeds
              at maturity $2,500,486 (a) ...................   2,500,000

  5,358,078  State Street Bank & Trust Co., 1.770%,
              dated 03/28/02, due 04/01/02, proceeds
              at maturity $5,359,132 (b) ...................   5,358,078

  2,500,000  Warburg Dillon Reed, 1.850%,
              dated 03/28/02, due 04/01/02, proceeds
              at maturity $2,500,514 (c) ...................   2,500,000
                                                             -----------

             TOTAL REPURCHASE AGREEMENTS ...................  10,358,078
                                                             -----------

             TOTAL INVESTMENTS -- 100.4%
              (Cost $96,517,116) ...........................  95,987,043

             OTHER ASSETS AND LIABILITIES (NET) -- (0.4)% ...   (416,687)
                                                             -----------

             NET ASSETS -- 100.0% .......................... $95,570,356
                                                             ===========

             SECURITIES SOLD SHORT
     SHARES  COMMON STOCKS                                   MARKET VALUE
     ------  -------------                                   ------------
      5,000   JLG Industries, Inc.                           $   (74,000)

--------------------------------
ADR  American Depositary Receipt.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
(a) Collateralized by U.S. Treasury Bond, 8.750%, due 05/15/17, market value $2,538,195.
(b) Collateralized by U.S. Treasury Bond, 6.500%, due 1/15/26, market value $5,472,811.
(c) Collateralized by U.S. Treasury Bond, 5.500%, due 05/15/09, market value $2,546,131.

GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

WHO ARE WE?

      The Gabelli Funds are investment companies registered with the Securities and Exchange under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

      If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

      (BULLET) INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

      (BULLET) INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services - like a transfer agent - we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

      We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

      We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI AFTER 6:00 P.M.)

                   BOARD OF TRUSTEES
   Mario J. Gabelli, CFA          Karl Otto Pohl
   CHAIRMAN AND CHIEF             FORMER PRESIDENT
   INVESTMENT OFFICER             DEUTSCHE BUNDESBANK
   GABELLI ASSET MANAGEMENT INC.

   E. Val Cerutti                 Anthony R. Pustorino
   CHIEF EXECUTIVE OFFICER        CERTIFIED PUBLIC ACCOUNTANT
   CERUTTI CONSULTANTS, INC.      PROFESSOR, PACE UNIVERSITY

   Anthony J. Colavita            Werner J. Roeder, MD
   ATTORNEY-AT-LAW                MEDICAL DIRECTOR
   ANTHONY J. COLAVITA, P.C.      LAWRENCE HOSPITAL

   Vincent D. Enright             Jack O. Vance
   FORMER SENIOR VICE PRESIDENT   MANAGING DIRECTOR
   AND CHIEF FINANCIAL OFFICER    MANAGEMENT RESEARCH INC.
   KEYSPAN ENERGY CORP.

   Jon P. Hedrich                 Henry G. Van der Eb, CFA
   FORMER PRESIDENT AND PARTNER   PRESIDENT AND CHIEF
   STEINER DIAMOND INSTITUTIONAL  EXECUTIVE OFFICER
   SERVICES                       THE GABELLI MATHERS FUND

   Robert E. Kohnen               Anthonie C. van Ekris
   FORMER VICE PRESIDENT AND      MANAGING DIRECTOR
   INVESTMENT MANAGER             BALMAC INTERNATIONAL, INC.
   PROTECTION MUTUAL INSURANCE

               OFFICERS AND PORTFOLIO MANAGER
   Henry G. Van der Eb, CFA       Anne E. Morrissy, CFA
   PRESIDENT AND                  EXECUTIVE VICE PRESIDENT
   PORTFOLIO MANAGER

   Bruce N. Alpert                James E. McKee
   EXECUTIVE VICE PRESIDENT       SECRETARY
   AND TREASURER

   Heidi M. Stubner               Edith L. Cook
   VICE PRESIDENT                 VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB1726Q102SR




[GRAPHIC OMITTED]
MARIO GABELLI

THE
GABELLI
MATHERS
FUND



                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002